UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2901 West Bluegrass Blvd., Suite 100
Lehi, Utah 84043
(Address of principal executive offices and zip code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	NATR	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ms. Shirley Wu resigned from the Board of Directors of Nature’s Sunshine Products, Inc. (the “Company”) effective May 31, 2022. Ms. Wu had been designated for appointment to the Company’s Board of Directors by Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (“Fosun”) pursuant to the Stockholder Agreement between Fosun and the Company dated June 26, 2014. Ms. Wu’s decision to resign is not due to any disagreement with the Company, including with respect to any matter relating to the Company’s operations, policies or practices.

Effective June 1, 2022, the Company’s Board of Directors appointed Mr. Rong Yang to its Board of Directors. Mr. Yang was designated by Fosun and appointed to serve as a director until the next shareholders’ meeting at which directors are elected.

Mr. Yang currently serves as CEO of Fosun Pharma USA Inc. and Chief Representative of the Fosun Group in the United States, a position he has held since January 2022. Prior to joining Fosun, Mr. Yang held various senior positions with Bayer US LLC for nearly 20 years, including Vice President, Head of Specialty Sales with Bayer US; Vice President of Business Insight US; and Vice President of Finance and Strategy Americas. Mr. Yang holds a Bachelor’s degree from Beijing Foreign Studies University, a Master of Economics from Nankai University, and a Masters of Business Administration from Harvard University.

The Board of Directors determined that Mr. Yang is an independent director under the current standards for independence established by NASDAQ. In making this determination, the Board of Directors considered Mr. Yang’s affiliation with Fosun, one of the Company’s shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: June 2, 2022	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Secretary